UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

January 24, 2007

CHINA DIGITAL WIRELESS, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-12536	90-0093373
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

0000721693	Services-Business Services, NEC [7389]	06628887
(Central Index Key)	(Standard Industrial Classification)	(Film Number.)

429 Guangdong Road

Shanghai 200001

People’s Republic of China

 (Address of principal executive offices, including zip code)

(86-21) 6336-8686

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K/A amends and corrects Item 3.01 on the Form 8-K previously filed with Securities and Exchange Commission ("SEC") on January 26, 2007.

China Digital Wireless, Inc. ("Company") intended to report the unregistered sales of equities securities under Item 3.02 on the Form 8-K filed on January 26, 2007, in connection with the share transfer transaction reported under Item 1.01 on the same Form 8-K. However, the item number was mistakenly typed as 3.01. Company has no event to report under Item 3.01. Therefore, this Current Report on Form 8-K/A amends Item 3.01 to Item 3.02. All other contents of the Form 8-K filed on January 26, 2007 remain the same.

Item 3.02 Unregistered Sales of Equity Securities

In accordance with the share purchase agreement dated on January 24, 2007 particularly described in Item 1.01, a group of shareholders (Caihua Tai, Ming Mao, Ying Shi, Sixing Fu, Xiaodong Zhang, Tianqi Huang, Wei Huang, Jing Song, Ruijie Yu, and Weiping Jing) of the Company sold 12,911,835 shares of common stocks owned by them to Guohua Ku, Hanqiao Zheng, Ping Sun, Qianping Huang, Xiaohong Zhang and Lixia Zhang. These shares were valued at $ 490,000.00. This transaction was exempt from registration under the Securities Act of 1933 in reliance upon the exemption from registration pursuant to Regulation S of the rules and regulations promulgated by the Securities and Exchange Commission under the Securities Act of 1933. All offers and sales were made to non-U.S. persons in offshore transactions. No directed selling efforts were made in the United State by the issuer or any person acting on their behalf. The participants were either accredited investors or non-accredited investors who had such knowledge and experience in financial, investment and business matters that they were capable of evaluating the merits and risks of the prospective investment in our securities. No general solicitation or advertising was used in connection with this transaction, and the certificates evidencing the shares that were issued contained a legend restricting their transferability absent registration under the Securities Act or the availability of an applicable exemption therefrom. The participants had access to business and financial information concerning Company and they each represented that they were acquiring the shares for investment purposes only, and not with a view towards distribution or resale except in compliance with applicable securities laws.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Digital Wireless, Inc.

Date: January 26, 2007	/s/Tai Caihua
Tai Caihua President